UT-BATTELLE
OAK RIDGE NATIONAL LABORATORY

UT-Battelle, LLC
Acting under contract DE-AC05-00OR22725
With the U.S. Department of Energy
Internet: http://www.ornl.gov/adm/contracts/index.shtml

Subcontract Modification

Subcontract Modification

Except as provided herein, the subcontract remains unchanged.

1. Subcontract Number: 4000130255

2. Modification Number: 20

3a. Subcontract Administrator: Lisa Cobb

3b. Email address: COBBLL@ORNL.GOV

3c. Telephone: 865-576-5470

3d. Fax: 865-241-5557

4. Name and Address of Seller:
Seller Number: 219986
AMERICAN CENTRIFUGE OPERATING LLC
6903 ROCKLEDGE DR # 400 2 DEMOCRAC
BETHESDA MD 20817-1872

5. Modification Issued By:
UT-Battelle, LLC
c/o Oak Ridge National Laboratory
P.O. BOX 2008, BLDG. 5300
OAK RIDGE, TN 37831-6050

6. Description of Modification: See page 2 for complete description of modification.

7. Accounting information:

Previous total value:	Change in total value:	Revised total value:
$ 117,037,597.00	$ 0.00	$ 117,037,597.00
Previous funded value:	**Change in funded value:**	**Revised funded value:**
$ 82,317,342.00	$ 6,944,051.00	$ 89,261,393.00

8. Performance Period: Performance Period is revised as follows: 05/01/2014 - 09/30/2015

9. (X) Seller is required to sign and return a copy of this document. *(Checked if applicable)*	10. UT-Battelle, LLC
A. Signature of person authorized to sign for Seller: [signature]	A. Signature of person authorized to sign: Lisa L. Cobb — Digitally signed by Lisa L. Cobb DN: cn=Lisa L. Cobb, o=UT-Battelle, LLC, ou=Acquisition Management Services, email=cobbll@ornl.gov, c=US Date: 2015.04.14 14:06:36 -04'00'
B. Name of signer: Dale R. Bauer	B. Name of signer
C. Title of signer: Manager, Government Contracts	C. Title of signer
D. Date: 4/16/15	D. Date

UT-BATTELLE
OAK RIDGE NATIONAL LABORATORY

UT-Battelle, LLC
Acting under contract DE-AC05-00OR22725
With the U.S. Department of Energy
Internet: http://www.ornl.gov/adm/contracts/index.shtml

Subcontract Modification
4000130255, Modification 20

Description Of Modification

Modification 20, dated April 14, 2015, is issued to add, delete, or modify the following:

- Add **$6,944,051** in incremental funding (increased from **$82,317,342** to **$89,261,393**).

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Section H. Special Provisions

Limitation of Company's Obligation, Sections (a) and (c)(1) are revised as follows:

(a) Of the total price of this Agreement, **$89,261,393** is currently allotted and available for payment. It is anticipated that from time to time additional funds will be allotted until the total price of the Agreement is allotted.

(c)(1) Funds currently allotted are expected to cover the work to be performed until **May 31, 2015**.

No other changes.

*******************End of Modification*************************
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